Filed Pursuant to Rule 497(e) and Rule 497(k)
1933 Act File No. 002-93131
1940 Act File No. 811-04044

Parnassus Endeavor Fund
Investor Class PARWX | Institutional Class PFPWX

November 10, 2020

Supplement to the Statutory Prospectus dated May 1, 2020,
As Amended and Restated Effective as of August 5, 2020
and
Supplement to the Summary Prospectus dated May 1, 2020

Portfolio Manager Change
Effective as of January 1, 2021, Billy J. Hwan will become the sole portfolio manager of the Parnassus Endeavor Fund.  Mr. Hwan has served as a Portfolio Manager of the Parnassus Endeavor Fund since May 1, 2018, and has served as a Portfolio Manager and a Senior Research Analyst at Parnassus Investments (the investment advisor to the Fund) since 2012.  Effective as of December 31, 2020, Jerome Dodson will no longer serve as a portfolio manager of the Parnassus Endeavor Fund.  Mr. Dodson will continue as the Chairman of Parnassus Investments.
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